UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 27, 2023

UGI Corporation
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	1-11071	23-2668356
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
500 North Gulph Road, King of Prussia, PA 19406
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: 610 337-1000
Not Applicable
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	UGI	New York Stock Exchange
Corporate Units	UGIC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 27, 2023, Frank S. Hermance, age 74, informed UGI Corporation (the “Company”) of his intention to retire from the Company’s Board of Directors, effective as of the Annual Meeting of Shareholders to be held in January 2024, as he will have reached the mandatory retirement age by such date, as provided in the Company’s bylaws and Principles of Corporate Governance. Mr. Hermance has served as the Chair of the Board since January 2020 and as a Director since September 2011. Mario Longhi, age 69, has been nominated to succeed Mr. Hermance as Chair of the Board following the Annual Meeting of Shareholders. There are no disagreements between Mr. Hermance and the Company, the Company’s management or the Board on any matters relating to the Company’s operations, policies, or practices.

Mr. Longhi retired in 2017 as the Chief Executive Officer of United States Steel Corporation (a leading integrated steel producer) (February 2017 to May 2017). Mr. Longhi was formerly President and Chief Executive Officer (September 2013 to February 2017), President and Chief Operating Officer (June 2013 to September 2013), and Executive Vice President and Chief Operating Officer (July 2012 to June 2013) of United States Steel Corporation. Prior to joining United States Steel Corporation, he served as Chief Executive Officer and President (2006 to 2011) and President (2005 to 2006) of Gerdau Ameristeel Corporation (a producer of long steel). Mr. Longhi spent 23 years at Alcoa, Inc. prior to that, where he served in various roles of increasing responsibility since 1982, including as President – Alcoa Wheels International, President – Alcoa Forgings Division, President and Chief Executive Officer – Howmet Castings, and Alcoa Vice President and Group President – Global Extrusions. Mr. Longhi also previously served on the boards of directors of Harsco Corporation (a global provider of environmental solutions for industrial and specialty waste streams and innovative technologies for the rail sector), and ITT Inc. (a leading manufacturer of highly engineered critical components and customized technology solutions for the transportation, industrial, and oil and gas markets).

A copy of the Company’s press release announcing the foregoing is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of UGI Corporation dated September 28, 2023.
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UGI Corporation

September 28, 2023	By:	/s/ Jessica A. Milner
	Name:	Jessica A. Milner
	Title:	Secretary